BPK RESOURCES, INC.


                     ---------------------------------------

                          Securities Purchase Agreement

                     ---------------------------------------


                               Units Comprised of
                    Series C Convertible Preferred Stock and
                                    Warrants


                               ------------------




                                  CONFIDENTIAL

                            CONFIDENTIAL INFORMATION

      THE OFFEREE, BY ACCEPTING THE SECURITIES PURCHASE AGREEMENT AND THE OTHER OFFERING DOCUMENTS RELATING TO THE COMPANY'S PROPOSED OFFERING OF UNITS COMPRISED OF SERIES C CONVERTIBLE PREFERRED STOCK WHICH IS CONVERTIBLE INTO SHARES OF ITS COMMON STOCK AND WARRANTS TO ACQUIRE SHARES OF ITS COMMON STOCK, ACKNOWLEDGES AND AGREES THAT: (I) THE OFFERING DOCUMENTS HAVE BEEN FURNISHED TO THE OFFEREE ON A CONFIDENTIAL BASIS SOLELY FOR THE PURPOSE OF ENABLING THE OFFEREE TO EVALUATE THE OFFERING; (II) THAT THE OFFEREE MAY NOT FURTHER DISTRIBUTE THE OFFERING DOCUMENTS WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMPANY, EXCEPT TO THE OFFEREE'S LEGAL, FINANCIAL OR OTHER PERSONAL ADVISORS, IF ANY, WHO WILL USE THE OFFERING DOCUMENTS ON THE OFFEREE'S BEHALF SOLELY FOR PURPOSES OF EVALUATING THE OFFERING; (III) ANY REPRODUCTION OR DISTRIBUTION OF THE OFFERING DOCUMENTS, IN WHOLE OR IN PART, OR THE DIRECT OR INDIRECT DISCLOSURE OF THE CONTENTS OF THE OFFERING DOCUMENTS FOR ANY OTHER PURPOSE WITHOUT THE PRIOR WRITTEN CONSENT OF THE COMPANY IS PROHIBITED; AND (IV) THE OFFEREE SHALL BE BOUND BY ALL TERMS AND CONDITIONS SPECIFIED IN THE OFFERING DOCUMENTS.

                               NOTICE TO OFFEREES

      THE SECURITIES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR REGISTERED OR QUALIFIED UNDER THE APPLICABLE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. THIS SECURITIES PURCHASE AGREEMENT AND THE OTHER OFFERING DOCUMENTS DO NOT CONSTITUTE AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY THE SECURITIES IN ANY JURISDICTION IN WHICH SUCH OFFER OR SOLICITATION WOULD BE UNLAWFUL.

      THE SECURITIES ARE BEING OFFERED AND SOLD PURSUANT TO REGULATION S UNDER THE SECURITIES ACT FOR INVESTMENT PURPOSES ONLY, WITHOUT A VIEW TO RESALE OR DISTRIBUTION THEREOF, AND MAY NOT BE TRANSFERRED, RESOLD OR OFFERED FOR RESALE IN THE UNITED STATES OR TO U.S. PERSONS UNLESS REGISTERED UNDER THE SECURITIES ACT AND REGISTERED OR QUALIFIED UNDER THE APPLICABLE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, OR PURSUANT TO THE AVAILABILITY OF AN EXEMPTION THEREFROM.

      HEDGING TRANSACTIONS, INCLUDING, BUT NOT LIMITED TO, SHORT SALES, SWAPS OR DERIVATIVE SECURITIES TRANSACTIONS, INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION.

      NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR THE SECURITIES COMMISSION OR OTHER REGULATORY AUTHORITY OF ANY STATE OR OTHER JURISDICTION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS SECURITIES PURCHASE AGREEMENT OR ANY OF THE OTHER OFFERING DOCUMENTS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                             ADDITIONAL INFORMATION

      BPK Resources, Inc. (the "Company") files annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission (the "SEC") under the Securities Exchange Act of 1934, as amended. Reports, statements or other information that we file with the SEC are available to the public at the SEC's Website at http://www.sec.gov. The following documents that we have previously filed with the SEC are incorporated by reference into this agreement:

      o Quarterly Report on Form 10-QSB for the fiscal quarters ended March 31, June 30 and September 30, 2005;

      o Current Reports on Form 8-K dated January 30, 2006, December 26, 2005, June 23, 2005 and June 24, 2005;

      o Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004, as amended; and

      o Any reports on Form 8-K filed with the SEC after February 1, 2006 and before the date this agreement is executed.

      The information incorporated by reference into this agreement is an important part of this agreement. Any statement contained in a document incorporated by reference into this agreement shall be deemed to be modified or superseded for the purposes of this agreement to the extent that a statement contained herein or in any other subsequently filed document modifies or supersedes such statement. Any statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this agreement.

      The Company will provide to each person to whom this agreement is sent, upon the written or oral request of such person, a copy of any or all of the documents referred to above that have been incorporated by reference into this agreement but not delivered with this agreement. You may make such requests at no cost to you by writing or telephoning us at the following address or number:

                  BPK Resources, Inc.
                  264 Union Boulevard
                  First Floor
                  Totowa, New Jersey  07512
                  Attention: Chief Executive Officer
                  (973) 956-8400

      You should rely only on the information contained in this agreement or incorporated by reference into this agreement. The Company has not authorized anyone to provide you with different information. You should not assume that the information in this agreement is accurate as of any date other than the date this agreement is sent to you for review or that the information incorporated by reference into this agreement is accurate as of any date other than the date set forth on the front of the document containing such information.

                                  CONFIDENTIAL

                          SECURITIES PURCHASE AGREEMENT

      THIS SECURITIES PURCHASE AGREEMENT (this "Agreement"), dated ____________, 2006, by and between BPK Resources, Inc., a Nevada corporation (the "Company"), and the purchaser or purchasers identified on the signature page hereof ("Purchaser").

                                R E C I T A L S:

      WHEREAS, Purchaser desires to purchase and the Company desires to sell units comprised of Series C Convertible Preferred Stock which is convertible into shares of common stock and warrants to acquire shares of common stock on the terms and conditions set forth herein.

      NOW, THEREFORE, in consideration of the premises hereof and the agreements set forth herein below, the parties hereto hereby agree as follows:

1. The Offering.

      (a) Private Offering. The securities offered by this Agreement are being offered in a private offering (the "Offering") of shares of Series C Convertible Preferred Stock, $.001 par value per share (the "Preferred Stock"), which are convertible into shares of the Company's common stock, $.001 par value per share (the "Common Stock"), and warrants (the "Warrants") to purchase shares of Common Stock. The Preferred Stock and Warrants will be sold in units (the "Units") comprised of one (1) share of Preferred Stock and one (1) Warrant at a purchase price (the "Purchase Price") of $17.00 per Unit. The Company is offering up to 500,000 Units for an aggregate purchase price of $8,500,000 (the "Maximum Amount"). The Units will be sold on a reasonable "best efforts" basis pursuant to Rules 901 and 903 of Regulation S under the Securities Act of 1933, as amended (the "Securities Act"). The Units are being offered solely to persons that are not "U.S. Persons" as such term is defined in Rule 902 of Regulation S under the Securities Act during an offering period (the "Offering Period") commencing February 23, 2006 and terminating not later than April 30, 2006, unless extended by the Company in its sole discretion for up to an additional thirty-day period (the "Termination Date"). The Offering may be terminated by the Company at any time in its sole discretion. The terms and conditions of the Offering are more particularly described on the Offering Summary Sheet attached hereto and made a part hereof as Exhibit A.

      (b) Description of Securities. Each share of Preferred Stock shall be converted into that number of shares of Common Stock equal to the original issue price of the Preferred Stock ($17.00) divided by $0.17 (as same may be adjusted, the "Conversion Price") upon the earlier of: (i) the filing of an amendment to the Articles of Incorporation of the Company increasing the number of shares of Common Stock the Company is authorized to issue such that a sufficient number of shares of Common Stock is authorized and unissued so that each share of Series C Preferred Stock can be converted into Common Stock; or (ii) the first business day after the effective date of a reverse stock split of the outstanding shares of Common Stock such that a sufficient number of shares of Common Stock is authorized and unissued so that each share of Series C Preferred Stock can be converted into Common Stock. The terms and conditions of the Preferred Stock are set forth in the Certificate of Designation of Series C Convertible Preferred Stock attached hereto and made a part hereof as Exhibit B. Each Warrant is initially exercisable into 50 shares of Common Stock at an initial exercise price of $0.34 per share. The terms and conditions of the Warrant are set forth in the Form of Warrant, attached hereto and made a part hereof as Exhibit C. The Preferred Stock, the Warrants and the shares of Common Stock issuable upon conversion of the Preferred Stock or exercise of the Warrants are hereinafter referred to collectively as the "Securities."

      (c) The Merger. The Company intends to enter into a Merger Agreement (the "Merger Agreement") with Graphite Technology Group, Inc ("GTG") to acquire all of the issued and outstanding stock of GTG (the "Merger"). A description of the general terms of the proposed Merger Agreement and a description of GTG are attached hereto as Exhibit D and Exhibit E, respectively. The closing of the Merger is subject to the negotiation and execution of the Merger Agreement and satisfaction or waiver of standard and customary approvals and closing conditions. Accordingly, there can be no assurance that the Merger will be completed and the Company makes no representations or warranties herein as to whether the transactions contemplated under the proposed Merger Agreement will be consummated and, if so, the effect those transactions will have on the Company.

      (d) Use of Proceeds. Assuming the Company sells the Maximum Amount of $8,500,000, the net proceeds to the Company are estimated to be approximately $7,700,000 after deducting offering expenses payable by the Company estimated at $20,000 and assuming payment of the maximum amount of placement agent and finders fees of $680,000). The Company intends to use the net proceeds for general working capital purposes, including making additional advances to GTG and which may include repayment of existing indebtedness.

      (e) No Minimum Offering Amount. Funds shall be released to the Company upon the Company's execution of this Agreement and similar agreements and the Company is not required to raise any minimum amount of proceeds prior to executing this Agreement or any similar agreement and obtaining such funds. Because there is no minimum amount of subscriptions which the Company must receive before accepting funds in the Offering, Purchaser will not be assured that the Company will have sufficient funds to operate its business and will bear the risk that the Company will be unable to secure the funds necessary to meet its current and anticipated financial obligations. In the event that the Merger is completed, the Company expects that it will need at least $3,000,000 to execute its business plan and satisfy its working capital needs over the next six (6) month period.

      (f) Placement Agent and Finders Fees. The Company reserves the right to pay cash fees to agents, brokers, dealers and finders in connection with the sale of the Securities in an amount up to eight percent (8%) of the Purchase Price of such Securities and to issue warrants to such persons to purchase shares of Common Stock to equal eight percent (8%) of the number of the shares of Common Stock issuable upon conversion of the Preferred Stock at an exercise price of $0.34 per share which terminate three (3) years after the date of issuance.

2. Sale and Purchase of Securities.

      (a) Sale and Purchase of Securities. Subject to the terms and conditions hereof, the Company agrees to sell, and Purchaser irrevocably subscribes for and agrees to purchase, the number of Units set forth on the signature page of this Agreement at a purchase price of $17.00 per Unit. The aggregate purchase price for the Units shall be as set forth on the signature page hereto (the "Purchase Price") and shall be payable upon execution hereof by check or wire transfer of immediately available funds as set forth below.

      (b) Subscription Procedure. In order to purchase Units, Purchaser shall deliver to the Company, c/o 111 Presidential Boulevard, Suite 158, Bala Cynwyd, PA 19004: (i) one completed and duly executed copy of this Agreement; and (ii) immediately available funds, or a certified check or bank check, in an amount equal to the Purchase Price. Execution and delivery of this Agreement shall constitute an irrevocable subscription for that number of Units set forth on the signature page hereto. Execution and delivery of this Agreement shall constitute an irrevocable subscription for that number of Units set forth on the signature page hereto. The minimum investment that may be made by a Purchaser is $68,000 or 4,000 Units, although the Company may, in its sole discretion, accept subscriptions for a lesser amount. Payment for the Securities may be made by wire transfer to:

                  Sovereign Bank
                  Wyomissing, PA
                  ABA# 231 372 691
                  For Credit to: BPK Resources, Inc.
                  111 Presidential Blvd., Suite 158
                  Bala Cynwyd, PA 19004
                  Account# 236 103 5871

or by check made payable to: "BPK Resources, Inc." Receipt by the Company of funds wired, or deposit and collection by the Company of the check tendered herewith, will not constitute acceptance of this Agreement by the Company. The Units subscribed for will not be deemed to be issued to, or owned by, Purchaser until the Company has executed this Agreement. All funds tendered by Purchaser will be held by the Company pending acceptance or rejection of this Agreement by the Company and the closing of Purchaser's purchase of Units. This Agreement will either be accepted by the Company, in whole or in part, in its sole discretion, or rejected by the Company as promptly as practicable. If this Agreement is accepted only in part, Purchaser agrees to purchase such smaller number of Units as the Company determines to sell to Purchaser. If this Agreement is rejected for any reason, including the termination of the Offering by the Company, this Agreement and all funds tendered herewith will be promptly returned to Purchaser, without interest or deduction of any kind, and this Agreement will be void and of no further force or effect.

      (c) Closing. Subscriptions will be accepted by the Company in its sole discretion until the Termination Date. Upon the Company's execution of this Agreement, the subscription evidenced hereby, if not previously rejected by the Company, will, in reliance upon Purchaser's representations and warranties contained herein, be accepted, in whole or in part, by the Company. If Purchaser's subscription is accepted only in part, this Agreement will be marked to indicate such fact, and the Company will return to Purchaser the portion of the funds tendered by Purchaser representing the unaccepted portion of Purchaser's subscription, without interest or deduction of any kind. Upon acceptance of this Agreement in whole or in part by the Company, the Company will issue certificates for the Preferred Stock to Purchaser, together with a copy of Purchaser's executed Agreement countersigned by the Company and a Warrant ("Warrant Certificate") executed by the Company.

3. Representations and Warranties of Purchaser. Purchaser represents and warrants to the Company as follows:

      (a) Organization and Qualification.

            (i) If Purchaser is an entity, Purchaser is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, with the corporate or other entity power and authority to own and operate its business as presently conducted, except where the failure to be or have any of the foregoing would not have a material adverse effect on Purchaser, and Purchaser is duly qualified as a foreign corporation or other entity to do business and is in good standing in each jurisdiction where the character of its properties owned or held under lease or the nature of their activities makes such qualification necessary, except for such failures to be so qualified or in good standing as would not have a material adverse effect on it.

            (ii) If Purchaser is an entity, the address of its principal place of business is as set forth on the signature page hereto, and if Purchaser is an individual, the address of its principal residence is as set forth on the signature page hereto.

      (b) Authority; Validity and Effect of Agreement.

            (i) If Purchaser is an entity, Purchaser has the requisite corporate or other entity power and authority to execute and deliver this Agreement and perform its obligations under this Agreement. The execution and delivery of this Agreement by Purchaser, the performance by Purchaser of its obligations hereunder and all other necessary corporate or other entity action on the part of Purchaser have been duly authorized by its board of directors or similar governing body, and no other corporate or other entity proceedings on the part of Purchaser is necessary for Purchaser to execute and deliver this Agreement and perform its obligations hereunder.

            (ii) This Agreement has been duly and validly authorized, executed and delivered by Purchaser and, assuming it has been duly and validly executed and delivered by the Company, constitutes a legal, valid and binding obligation of Purchaser, in accordance with its terms.

      (c) No Conflict; Required Filings and Consents. Neither the execution and delivery of this Agreement by Purchaser nor the performance by Purchaser of its obligations hereunder will: (i) if Purchaser is an entity, conflict with Purchaser's articles of incorporation or bylaws, or other similar organizational documents; (ii) violate any statute, law, ordinance, rule or regulation, applicable to Purchaser or any of the properties or assets of Purchaser; or
(iii) violate, breach, be in conflict with or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or permit the termination of any provision of, or result in the termination of, the acceleration of the maturity of, or the acceleration of the performance of any obligation of Purchaser under, or result in the creation or imposition of any lien upon any properties, assets or business of Purchaser under, any material contract or any order, judgment or decree to which Purchaser is a party or by which it or any of its assets or properties is bound or encumbered except, in the case of clauses (ii) and (iii), for such violations, breaches, conflicts, defaults or other occurrences which, individually or in the aggregate, would not have a material adverse effect on its obligation to perform its covenants under this Agreement.

      (d) Accredited Investor. Purchaser is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D under the Securities Act. If Purchaser is an entity, Purchaser was not formed for the specific purpose of acquiring the Securities, and, if it was, all of Purchaser's equity owners are "accredited investors" as defined above.

      (e) "U.S. Person". The Investor: (i) is executing and delivering this Agreement outside the United States, is not a "U.S. Person" as such term is defined in Rule 902 of Regulation S under the Securities Act, and is not acquiring the securities for the account or benefit of any "U.S. Person"; or
(ii) is a "U.S. Person" that is purchasing the Securities in a transaction that does not require registration under the Securities Act. A "U.S. Person" is defined in Rule 902 of Regulation S under the Securities Act as:

            (iii) Any natural person resident in the United States;

            (iv) Any partnership or corporation organized or incorporated under the laws of the United States;

            (v) Any estate of which any executor or administrator is a U.S. Person;

            (vi) Any trust of which any trustee is a U.S. Person;

            (vii) Any agency or branch of a foreign entity located in the United States;

            (viii) Any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. Person;

            (ix) Any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or, if an individual, resident in the United States; and

            (x) Any partnership or corporation if:

                  (A) Organized or incorporated under the laws of any foreign jurisdiction; and

                  (B) Formed by a U.S. Person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) under the Securities Act) that are not natural persons, estates or trusts.

      (f) No Government Review. Purchaser understands that neither the United States Securities and Exchange Commission ("SEC") nor any securities commission or other governmental authority of any state, country or other jurisdiction has approved the issuance of the Securities or passed upon or endorsed the merits of the Securities, this Agreement, the Preferred Stock, the Warrant Certificate, or any of the other documents relating to the proposed Offering (collectively, the "Offering Documents"), or confirmed the accuracy of, determined the adequacy of, or reviewed this Agreement, the Preferred Stock, the Warrant Certificate or the other Offering Documents.

      (g) Investment Intent. The Securities are being acquired for the Purchaser's own account for investment purposes only, not as a nominee or agent and not with a view to the resale or distribution of any part thereof, and Purchaser has no present intention of selling, granting any participation in or otherwise distributing the same. By executing this Agreement, Purchaser further represents that Purchaser does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participation to such person or third person with respect to any of the Securities.

      (h) Restrictions on Transfer. Purchaser understands that the Securities are "restricted securities" as such term is defined in Rule 144 under the Securities Act and have not been registered under the Securities Act or registered or qualified under any state securities law, and may not be, directly or indirectly, sold, transferred, offered for sale, pledged, hypothecated or otherwise disposed of except in accordance with the provisions of Regulation S under the Securities Act, pursuant to registration under the Securities Act and registration or qualification under applicable state securities laws or the availability of an exemption therefrom. In any case where such an exemption is relied upon by Purchaser from the registration requirements of the Securities Act and the registration or qualification requirements of such state securities laws, Purchaser shall furnish the Company with an opinion of counsel stating that the proposed sale or other disposition of such securities may be effected without registration under the Securities Act and will not result in any violation of any applicable state securities laws relating to the registration or qualification of securities for sale, such counsel and opinion to be satisfactory to the Company. Purchaser acknowledges that it is able to bear the economic risks of an investment in the Securities for an indefinite period of time, and that its overall commitment to investments that are not readily marketable is not disproportionate to its net worth.

      (i) Restrictions on Registration, Exercise of Warrants and Conversion of Preferred Stock. Purchaser understands and agrees that the Company is not permitted to register any transfer of the Securities not made in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act and registration or qualification under applicable state securities laws, or pursuant to an available exemption therefrom. Purchaser further understands and agrees that hedging transactions, including but not limited to short sales, swaps or derivative securities transactions may not be conducted unless in compliance with the Securities Act. Purchaser further understands and agrees that that the Warrant may not be exercised and the Preferred Stock may not be converted into Common Stock unless the Purchaser provides the Company with a written certification that the Warrant or Preferred Stock, as applicable, is not being exercised or converted, as applicable, by or on behalf of any "U.S. Person" as such term is defined in Rule 902 of Regulations S under the Securities Act, or provides a written opinion of United States counsel of recognized standing, in form and substance satisfactory to the Company, to the effect that the Warrant or Preferred Stock, as applicable, and the Securities to be issued upon its exercise or conversion, as applicable, have been registered under the Securities Act and registered or qualified under applicable securities laws of any state or other jurisdiction, or are exempt from such registration or qualification.

      (j) Investment Experience. Purchaser has such knowledge, sophistication and experience in financial, tax and business matters in general, and investments in securities in particular, that it is capable of evaluating the merits and risks of this investment in the Securities, and Purchaser has made such investigations in connection herewith as it deemed necessary or desirable so as to make an informed investment decision without relying upon the Company for legal or tax advice related to this investment. In making its decision to acquire the Securities, Purchaser has not relied upon any information other than information provided to Purchaser by the Company or its representatives and contained herein and in the other Offering Documents.

      (k) Access to Information. Purchaser acknowledges that it has had access to and has reviewed all documents and records relating to the Company, including, but not limited to, the Company's Current Quarterly Report on Form 10-QSB for the fiscal quarter ended September 30, 2005, the Company's Annual Report on Form 10-KSB, as amended, for the fiscal year ended December 31, 2004, and its Current Reports on Form 8-K dated January 30, 2006, December 26, 2004, June 23 and June 24, 2005, that it has deemed necessary in order to make an informed investment decision with respect to an investment in the Securities; that it has had the opportunity to ask representatives of the Company certain questions and request certain additional information regarding the terms and conditions of such investment and the finances, operations, business and prospects of the Company and has had any and all such questions and requests answered to its satisfaction; and that it understands the risks and other considerations relating to such investment.

      (l) Reliance on Representations. Purchaser understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of the federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Purchaser's compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Purchaser set forth herein in order to determine the availability of such exemptions and the eligibility of such Purchaser to acquire the Securities. Purchaser represents and warrants to the Company that any information that Purchaser has heretofore furnished or furnishes herewith to the Company is complete and accurate, and further represents and warrants that it will notify and supply corrective information to the Company immediately upon the occurrence of any change therein occurring prior to the Company's issuance of the Securities. Within five (5) days after receipt of a request from the Company, Purchaser will provide such information and deliver such documents as may reasonably be necessary to comply with any and all laws and regulations to which the Company is subject.

      (m) No General Solicitation. Purchaser is unaware of, and in deciding to participate in the Offering is in no way relying upon, and did not become aware of the Offering through or as a result of, any form of general solicitation or general advertising including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media, or broadcast over television or radio or the internet, in connection with the Offering.

      (n) Placement and Finder's Fees. No agent, broker, investment banker, finder, financial advisor or other person acting on behalf of Purchaser or under its authority is or will be entitled to any broker's or finder's fee or any other commission or similar fee, directly or indirectly, in connection with the Offering, and no person is entitled to any fee or commission or like payment in respect thereof based in any way on agreements, arrangements or understanding made by or on behalf of Purchaser.

      (o) Investment Risks. Purchaser understands that purchasing Securities in the Offering will subject Purchaser to certain risks, including, but not limited to, those set forth in the Summary Investment Memorandum and each of the following:

            (i) At this time, the Company has nominal operations and assets and therefore is considered a shell corporation under applicable rules of the Securities Exchange Act of 1934, as amended.

            (ii) The offering price of the Securities offered hereby has been determined solely by the Company and does not necessarily bear any relationship to the value of the Company's assets, current or potential earnings of the Company, or any other recognized criteria used for measuring value, and therefore, there can be no assurance that the offering price of the Units is representative of the actual value of the underlying Securities.

            (iii) In order to pursue the acquisition of GTG or for other corporate purposes, the Company expects to issue additional shares of Common Stock, securities exercisable or convertible into shares of Common Stock, or debt. Such securities may be issued for a purchase price consisting of cash, services or other consideration that may be materially different than the purchase price of the Units. The issuance of any such securities may result in substantial dilution to the relative ownership interests of the Company's existing shareholders and substantial reduction in net book value per share. Additional equity securities may have rights, preferences and privileges senior to those of the holders of Common Stock, and any debt financing may involve restrictive covenants that may limit the Company's operating flexibility.

            (iv) An investment in the Securities may involve certain material legal, accounting and federal and state tax consequences. Purchaser should consult with its legal counsel, accountant and/or business adviser as to the legal, accounting, tax and related matters accompanying such an investment.

            (v) There is no minimum amount required to be raised in this Offering and, therefore, the Company may not generate enough net proceeds form this Offering to execute its business plan and satisfy its working capital requirements.

      (p) Legends. The certificates and agreements evidencing the Securities shall have endorsed thereon the following legend (and appropriate notations thereof will be made in the Company's stock transfer books), and stop transfer instructions reflecting these restrictions on transfer will be placed with the transfer agent of the Securities:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE SECURITIES ACT, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT AND REGISTRATION OR QUALIFICATION UNDER APPLICABLE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, OR PURSUANT TO AN EXEMPTION FROM SUCH REGISTRATION OR QUALIFICATION. HEDGING TRANSACTIONS, INCLUDING, BUT NOT LIMITED TO, SHORT SALES, SWAPS OR DERIVATIVE SECURITIES TRANSACTIONS, INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT AND APPLICABLE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION. NO TRANSFER OF THE SECURITIES REPRESENTED HEREBY MAY BE MADE IN THE ABSENCE OF SUCH REGISTRATION OR QUALIFICATION UNLESS THERE SHALL HAVE BEEN DELIVERED TO THE ISSUER A WRITTEN OPINION OF UNITED STATES COUNSEL OF RECOGNIZED STANDING, IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER, TO THE EFFECT THAT SUCH TRANSFER MAY BE MADE WITHOUT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND REGISTRATION OR QUALIFICATION UNDER APPLICABLE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION.

4. Representations and Warranties of the Company. The Company represents and warrants to Purchaser as follows:

      (a) Organization and Qualification. The Company is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, with the corporate power and authority to own and operate its business as presently conducted, except where the failure to be or have any of the foregoing would not have a material adverse effect on the Company. The Company is duly qualified as a foreign corporation or other entity to do business and is in good standing in each jurisdiction where the character of its properties owned or held under lease or the nature of their activities makes such qualification necessary, except for such failures to be so qualified or in good standing as would not have a material adverse effect on the Company.

      (b) Authority; Validity and Effect of Agreement.

            (i) The Company has the requisite corporate power and authority to execute and deliver this Agreement, perform its obligations under this Agreement, and conduct the Offering. The execution and delivery of this Agreement by the Company, the performance by the Company of its obligations hereunder, the Offering and all other necessary corporate action on the part of the Company have been duly authorized by its board of directors, and no other corporate proceedings on the part of the Company are necessary to authorize this Agreement or the Offering. This Agreement has been duly and validly executed and delivered by the Company and, assuming that it has been duly authorized, executed and delivered by Purchaser, constitutes a legal, valid and binding obligation of the Company, in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

            (ii) The shares have been duly authorized and, when issued and paid for in accordance with this Agreement, will be validly issued, fully paid and non-assessable shares of Common Stock with no personal liability resulting solely from the ownership of such shares and will be free and clear of all liens, charges, restrictions, claims and encumbrances imposed by or through the Company. The shares of Common Stock issuable upon exercise of the Warrants when issued and paid for in accordance with the Warrants, will be duly authorized, validly issued, fully paid and non-assessable shares of Common Stock with no personal liability resulting solely from the ownership of such shares and will be free and clear of all liens, charges, restrictions, claims and in encumbrances imposed by or through the Company.

      (c) No Conflict; Required Filings and Consents. Neither the execution and delivery of this Agreement by the Company nor the performance by the Company of its obligations hereunder will: (i) conflict with the Company's certificate of incorporation or bylaws; (ii) violate any statute, law, ordinance, rule or regulation, applicable to the Company or any of the properties or assets of the Company; or (iii) violate, breach, be in conflict with or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default) under, or permit the termination of any provision of, or result in the termination of, the acceleration of the maturity of, or the acceleration of the performance of any obligation of the Company, or result in the creation or imposition of any lien upon any properties, assets or business of the Company under, any material contract or any order, judgment or decree to which the Company is a party or by which it or any of its assets or properties is bound or encumbered except, in the case of clauses (ii) and (iii), for such violations, breaches, conflicts, defaults or other occurrences which, individually or in the aggregate, would not have a material adverse effect on its obligation to perform its covenants under this Agreement.

      (d) SEC Reports and Financial Statements. The Company has filed with the SEC, and has heretofore made available to Purchaser, true and complete copies of all forms, reports, schedules, statements and other documents required to be filed by it under the Exchange Act or the Securities Act. In addition, the Company has incorporated by reference into this Agreement, its Quarterly Report on Form 10-QSB for the fiscal quarter ended September 30, 2005, its Current Reports on Form 8-K dated January 30, 2006, December 26, 2004, June 23 and June 24, 2005, and its Annual Report on Form 10-KSB for the fiscal year ended December 31, 2004 (as such documents have been amended since the date of their filing, collectively, the "Company SEC Documents"). As of their respective dates or, if amended, as of the date of the last such amendment, the Company SEC Documents, including any financial statements or schedules included therein: (i) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading; and (ii) complied in all material respects with the applicable requirements of the Exchange Act and the Securities Act, as the case may be, and the applicable rules and regulations of the SEC thereunder. Each of the financial statements included in the Company SEC Documents have been prepared from, and are in accordance with, the books and records of the Company, comply in all material respects with applicable accounting requirements and with the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly present the financial position and the results of operations and cash flows of the Company as of the dates thereof or for the periods presented therein (subject, in the case of unaudited statements, to normal year-end audit adjustments not material in amount).

5. Indemnification. Purchaser agrees to indemnify, defend and hold harmless the Company and its respective affiliates and agents from and against any and all demands, claims, actions or causes of action, judgments, assessments, losses, liabilities, damages or penalties and reasonable attorneys' fees and related disbursements incurred by the Company that arise out of or result from a breach of any representations or warranties made by Purchaser herein, and Purchaser agrees that in the event of any breach of any representations or warranties made by Purchaser herein, the Company may, at its option, forthwith rescind the sale of the Units to Purchaser.

6. Registration Rights. The Company covenants and agrees as follows:

            6.1 For the purpose of this Section 6, the following definitions shall apply:

      (a) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the time.

      (b) "Person" shall mean an individual, partnership (general or limited), corporation, limited liability company, joint venture, business trust, cooperative, association or other form of business organization, whether or not regarded as a legal entity under applicable law, a trust (inter vivos or testamentary), an estate of a deceased, insane or incompetent person, a quasi-governmental entity, a government or any agency, authority, political subdivision or other instrumentality thereof, or any other entity.

      (c) "Register," "registered," and "registration" shall refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or order of effectiveness of such registration statement or document by the SEC.

      (d) "Registration Statement" shall mean any registration statement of the Company filed with the SEC pursuant to the provisions of Section 6.2 of this Agreement, which covers the resale of the Restricted Stock on an appropriate form then permitted by the SEC to be used for such registration and the sales contemplated to be made thereby under the Securities Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including any pre- and post- effective amendments thereto, in each case including the prospectus contained therein, all exhibits thereto and all materials incorporated by reference therein.

      (e) "Restricted Stock" shall mean (i) the shares of Common Stock issuable upon conversion of the Preferred Stock; (ii) the shares of Common Stock issuable upon exercise of the Warrants; and (iii) any additional shares of Common Stock of the Company issued or issuable after the date hereof in respect of any of the foregoing securities, by way of a stock dividend, stock split; or in payment of registration penalties provided that as to any particular shares of Restricted Stock, such securities shall cease to constitute Restricted Stock when (x) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of thereunder, (y) such securities are permitted to be transferred pursuant to Rule 144(k) (or any successor provision to such rule) under the Securities Act or (z) such securities are otherwise freely transferable to the public without further registration under the Securities Act.

      (f) "Selling Stockholders" shall mean Purchaser and any other purchaser of Units in the Offering, and their respective successors and assigns.

            6.2. Registration of the Shares.

      (a) The Company shall use its reasonable best efforts to prepare and file with the SEC, within 90 days of the date the Offering is completed, a Registration Statement under the Act to permit the public sale of the Restricted Stock, and to cause such Registration Statement to be declared effective within 150 days of the date the Offering is completed. The Selling Stockholders shall furnish such information as may be reasonably requested by the Company in order to include such Restricted Stock in such Registration Statement. If any Selling Stockholder decides not to include all of its Restricted Stock in any registration statement thereafter filed by the Company, such Selling Stockholder shall nevertheless continue to have the right to include any Restricted Stock in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein. In the event that any registration pursuant to this Section 6.2(a) is terminated or withdrawn, the Company shall use its reasonable best efforts to prepare and file with the SEC, as soon thereafter as practicable, a Registration Statement under the Securities Act to permit the public sale of the Restricted Stock purchased hereby.

      (b) Notwithstanding anything to the contrary contained herein, the Company's obligation in Section 6.2(a) above shall extend only to the inclusion of the Restricted Stock in a Registration Statement. The Company shall have no obligation to assure the terms and conditions of distribution, to obtain a commitment from an underwriter relative to the sale of the Restricted Stock or to otherwise assume any responsibility for the manner, price or terms of the distribution of the Restricted Stock.

            6.3. Registration Procedures. Whenever it is obligated to register any Restricted Stock pursuant to this Agreement, the Company shall:

      (a) prepare and file with the SEC a Registration Statement with respect to the Restricted Stock in the manner set forth in Section 6.2 hereof and use its reasonable best efforts to cause such Registration Statement to become effective as promptly as possible and to remain effective until the earlier of: (i) the sale of all shares of Restricted Stock covered thereby, (ii) the availability under Rule 144(k) for the Selling Stockholder to immediately, freely resell without restriction all Restricted Stock covered thereby, or (iii) two (2) years from the date of this Agreement;

      (b) prepare and file with the SEC such amendments (including post-effective amendments) and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective for the period specified in Section 6.3(a) above and to comply with the provisions of the Act with respect to the disposition of all Restricted Stock covered by such Registration Statement in accordance with the intended method of disposition set forth in such Registration Statement for such period;

      (c) furnish to the Selling Stockholders such number of copies of the Registration Statement and the prospectus included therein (including each preliminary prospectus) as such person may reasonably request in order to facilitate the public sale or other disposition of the Restricted Stock covered by such Registration Statement;

      (d) use its reasonable best efforts to register or qualify the Restricted Stock covered by such Registration Statement under the state securities laws of such jurisdictions as any Selling Stockholder shall reasonably request; provided, however, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

      (e) in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering. Each Purchaser participating in such underwriting shall also enter into and perform its obligations under such an agreement, as described in Section 6.2(b);

      (f) immediately notify each Selling Stockholder at any time when a prospectus relating thereto is required to be delivered under the Act, of the happening of any event as a result of which the prospectus contained in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required or necessary to be stated therein in order to make the statements contained therein not misleading in light of the circumstances under which they were made. The Company will use reasonable efforts to amend or supplement such prospectus in order to cause such prospectus not to include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

      (g) prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus used in connection with such Registration Statements as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement;

      (h) use its reasonable best efforts to list the Restricted Stock covered by such Registration Statement on each exchange or automated quotation system on which similar securities issued by the Company are then listed (with the listing application being made at the time of the filing of such Registration Statement or as soon thereafter as is reasonably practicable);

      (i) notify each Selling Stockholder of any threat by the SEC or state securities commission to undertake a stop order with respect to sales under the Registration Statement; and

      (j) cooperate in the timely removal of any restrictive legends from the shares of Restricted Stock in connection with the resale of such shares covered by an effective Registration Statement.

            6.4. Delay of Registration.

      (a) The Company and the Selling Stockholders agree that the Selling Stockholders may suffer damages if the Registration Statement is not filed on or prior to the date that is 90 days after the date the Offering is completed (the "Target Filing Date") and maintained in the manner contemplated herein. The Company and the Selling Stockholders further agree that it would not be feasible to ascertain the extent of such damages with precision. Accordingly, if the Registration Statement is not filed on or prior to the Target Filing Date, the Company shall pay in cash or in shares of Common Stock (at the Company's option) as liquidated damages for such failure and not as a penalty to the Selling Stockholders, an amount equal to two percent (2%) of the Purchase Price and an additional amount equal to one percent (1%) of the Purchase Price at the end of each subsequent 30-day period during which the Registration Statement is not filed (the "Late Filing Damages"). Any payments to be made to the Selling Stockholders pursuant to this Section 6.4(a) shall be due and payable within five (5) business days. The parties agree that the Late Filing Damages represent the sole and exclusive remedy, whether at law or in equity, available to the Selling Stockholders if the Registration Statement is not filed on or prior to the Target Filing Date. such shares of Common Stock shall be valued at the average closing price of a share of Common Stock on the applicable trading market for the Common Stock for the 5-trading-day period immediately preceding the date of demand of such Late Filing Damages.

      (b) The Company and the Selling Stockholders agree that the Selling Stockholders may suffer damages if the Registration Statement is not declared effective by the SEC on or prior to the date that is 150 days after the date the Offering is completed (the "Effectiveness Deadline"). The Company and the Selling Stockholders further agree that it would not be feasible to ascertain the extent of such damages with precision. Accordingly, if the Registration Statement is not declared effective by the SEC prior to the Effectiveness Deadline, the Company shall pay in cash or in shares of Common Stock (at the Company's option) as liquidated damages for such failure and not as a penalty to the Selling Stockholders, an amount equal to two percent (2%) of the Purchase Price and an additional amount equal to one percent (1%) of the Purchase Price at the end of each subsequent 30-day period during which the Registration Statement is not declared effective (the "Non-Effectiveness Damages"). Payments to be made to the Selling Stockholders pursuant to this Section 6.4(b) shall be due and payable within five (5) business days after the filing deadline and each subsequent 30 day period (each a "Payment Date") and shall be paid in shares of Common Stock shall be valued at the average closing price of a share of Common Stock on the applicable trading market for the Common Stock for the 5-trading-day period immediately preceding the date of demand of such Late Filing Damages of any demand therefor by the Selling Stockholders. The parties agree that the Non-Effectiveness Damages represent the sole and exclusive remedy, whether at law or in equity, available to the Selling Stockholders if the Registration Statement is not declared effective on or prior to the Effectiveness Deadline.

      (c) No Selling Stockholder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 6.

            6.5 Expenses.

      (a) For the purposes of this Section 6.5, the term "Registration Expenses" shall mean: all expenses incurred by the Company in complying with Section 6.2 of this Agreement, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees under state securities laws, fees of the National Association of Securities Dealers, Inc. ("NASD"), fees and expenses of listing shares of Restricted Stock on any securities exchange or automated quotation system on which the Company's shares are listed and fees of transfer agents and registrars. The term "Selling Expenses" shall mean: all underwriting discounts and selling commissions applicable to the sale of Restricted Stock and all accountable or non-accountable expenses paid to any underwriter in respect of such sale.

      (b) Except as otherwise provided herein, the Company will pay all Registration Expenses in connection with the Registration Statements filed pursuant to Section 6.2 of this Agreement. All Selling Expenses in connection with any Registration Statements filed pursuant to Section 6.2 of this Agreement shall be borne by the Selling Stockholders, pro rata, on the basis of the number of shares registered by each Selling Stockholder whose shares of Restricted Stock are covered by such Registration Statement, or by such persons other than the Company (except to the extent the Company may be a seller) as they may agree.

            6.6. Obligations of the Selling Stockholders.

      (a) In connection with each registration hereunder, each Selling Stockholder will furnish to the Company in writing such information with respect to it and the securities held by it and the proposed distribution by it, as shall be reasonably requested by the Company in order to assure compliance with applicable federal and state securities laws as a condition precedent to including the Selling Stockholder's Restricted Stock in the Registration Statement. Each Selling Stockholder shall also promptly notify the Company of any changes in such information included in the Registration Statement or prospectus as a result of which there is an untrue statement of material fact or an omission to state any material fact required or necessary to be stated therein in order to make the statements contained therein not misleading in light of the circumstances under which they were made.

      (b) In connection with the filing of the Registration Statement, each Selling Stockholder shall furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with such Registration Statement or prospectus.

      (c) In connection with each registration pursuant to this Agreement, each Selling Stockholder agrees that it will not effect sales of any Restricted Stock until notified by the Company of the effectiveness of the Registration Statement, and thereafter will suspend such sales after receipt of telegraphic or written notice from the Company to suspend sales to permit the Company to correct or update a Registration Statement or prospectus. At the end of any period during which the Company is obligated to keep a Registration Statement current, each Selling Stockholder shall discontinue sales of Restricted Stock pursuant to such Registration Statement upon receipt of notice from the Company of its intention to remove from registration the Restricted Stock covered by such Registration Statement that remains unsold, and each Selling Stockholder shall notify the Company of the number of shares registered which remain unsold immediately upon receipt of such notice from the Company.

            6.7. Information Blackout and Holdbacks.

      (a) At any time when a Registration Statement effected pursuant to Section
6.2 is effective, upon written notice from the Company to Purchaser that the Company has determined in good faith that the sale of Restricted Stock pursuant to the Registration Statement would require disclosure of non-public material information, Purchaser shall suspend sales of Restricted Stock pursuant to such Registration Statement until such time as the Company notifies Purchaser that such material information has been disclosed to the public or has ceased to be material, or that sales pursuant to such Registration Statement may otherwise be resumed.

      (b) Notwithstanding any other provision of this Agreement, Purchaser shall not effect any public sale or distribution (including sales pursuant to Rule 144 under the Securities Act), if and when available, of equity securities of the Company, or any securities convertible into or exchangeable or exercisable for such securities, during the thirty (30) days prior to the commencement of any primary offering to be undertaken by the Company of shares of its unissued Common Stock ("Primary Offering"), which may also include other securities, and ending one hundred twenty (120) days after completion of any such Primary Offering, unless the Company, in the case of a non-underwritten Primary Offering, or the managing underwriter, in the case of an underwritten Primary Offering, otherwise agree.

            6.8. Indemnification.

      (a) The Company agrees to indemnify, to the extent permitted by law, each Selling Stockholder, such Selling Stockholder's respective partners, officers, directors, underwriters and each Person who controls any Selling Stockholder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and expenses caused by (i) any untrue statement of or alleged untrue statement of material fact contained in the Registration Statement, prospectus or preliminary prospectus or any amendment or supplement thereto, (ii) any omission of or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law in connection with the offering covered by such Registration Statement ("Violations"); provided, however, that the indemnity agreement contained in this Section 6.8(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable in for any loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with information furnished to the Company by such Selling Stockholder, partner, officer, director, underwriter or controlling person of such Selling Stockholder.

      (b) To the extent permitted by law, each Selling Stockholder shall indemnify and hold harmless the Company, each of its directors, its officers and each person, if any, who controls the Company within the meaning of the Securities Act, any underwriter and any other Selling Stockholder selling securities under such registration statement or any of such other Selling Stockholder's partners, directors or officers or any person who controls such Selling Stockholder, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling person, underwriter or other such Selling Stockholder, or partner, director, officer or controlling person of such other Selling Stockholder, may become subject under the Securities Act, the Exchange Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs (i) in reliance upon and in conformity with information furnished by such Selling Stockholder to the Company, (ii) as a result of any failure to deliver a copy of the prospectus relating to such Registration Statement, or (iii) as a result of any disposition of the Restricted Stock in a manner that fails to comply with the permitted methods of distribution identified within the Registration Statement; provided, that in no event shall Selling Stockholder's obligation under this Section 6.8(b) exceed the net proceeds from the sale of Restricted Stock purchased by Selling Stockholder hereunder.

      (c) Any Person entitled to indemnification hereunder shall (i) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any Person's right to indemnification hereunder to the extent such failure has not prejudiced the indemnifying party), and (ii) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

      (d) If the indemnification provided for in this Section 6.8 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any losses, claims, damages or liabilities referred to herein, the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall to the extent permitted by applicable law contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the violation(s) described in Section 6.8(a) that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and of the indemnified party shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided, that in no event shall any contribution by a Selling Stockholder hereunder exceed the net proceeds from the sale of the Restricted Stock purchased by Selling Stockholder hereunder.

      (e) The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling Person of such indemnified party and shall survive the transfer of securities. The Company also agrees to make such provisions as are reasonably requested by any indemnified party for contribution to such party in the event the Company's indemnification is unavailable for any reason.

7. Confidentiality. Purchaser acknowledges and agrees that:

      (g) All of the information contained herein and in the other Offering Documents is of a confidential nature and may be regarded as material non-public information under Regulation FD of the Securities Act.

      (h) This Agreement and the other Offering Documents have been furnished to Purchaser by the Company for the sole purpose of enabling Purchaser to consider and evaluate an investment in the Company, and will be kept confidential by Purchaser and not used for any other purpose.

      (i) The existence of this Agreement and the information contained herein shall not, without the prior written consent of the Company, be disclosed by Purchaser to any person or entity, other than Purchaser's personal financial and legal advisors for the sole purpose of evaluating an investment in the Company, and Purchaser will not, directly or indirectly, disclose or permit Purchaser's personal financial and legal advisors to disclose, any of such information without the prior written consent of the Company.

      (j) Purchaser shall make its representatives aware of the terms of this section and to be responsible for any breach of this Agreement by such representatives.

      (k) Purchaser shall not, without the prior written consent of the Company, directly or indirectly, make any statements, public announcements or release to trade publications or the press with respect to the subject matter of this Agreement and the other Offering Documents.

      (l) If Purchaser decides to not pursue further investigation of the Company or to not participate in the Offering, Purchaser will promptly return this Agreement, the other Offering Documents and any accompanying documentation to the Company.

8. Non-Public Information. Purchaser acknowledges that information concerning the matters that are the subject matter of this Agreement may constitute material non-public information under United States federal securities laws, and that United States federal securities laws prohibit any person who has received material non-public information relating to the Company from purchasing or selling securities of the Company, or from communicating such information to any person under circumstances in which it is reasonably foreseeable that such person is likely to purchase or sell securities of the Company. Accordingly, until such time as any such non-public information has been adequately disseminated to the public, Purchaser shall not purchase or sell any securities of the Company, or communicate such information to any other person.

9. Entire Agreement. This Agreement contains the entire agreement between the parties and supersedes all prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereto, and no party shall be liable or bound to any other party in any manner by any warranties, representations, guarantees or covenants except as specifically set forth in this Agreement. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

10. Amendment and Modification. This Agreement may not be amended, modified or supplemented except by an instrument or instruments in writing signed by the party against whom enforcement of any such amendment, modification or supplement is sought.

11. Extensions and Waivers. At any time prior to the Closing, the parties hereto entitled to the benefits of a term or provision may (a) extend the time for the performance of any of the obligations or other acts of the parties hereto, (b) waive any inaccuracies in the representations and warranties contained herein or in any document, certificate or writing delivered pursuant hereto, or (c) waive compliance with any obligation, covenant, agreement or condition contained herein. Any agreement on the part of a party to any such extension or waiver shall be valid only if set forth in an instrument or instruments in writing signed by the party against whom enforcement of any such extension or waiver is sought. No failure or delay on the part of any party hereto in the exercise of any right hereunder shall impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty, covenant or agreement.

12. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, provided, however, that no party hereto may assign its rights or delegate its obligations under this Agreement without the express prior written consent of the other party hereto. Except as provided in Sections 5 and 6, nothing in this Agreement is intended to confer upon any person not a party hereto (and their successors and assigns) any rights, remedies, obligations or liabilities under or by reason of this Agreement.

13. Survival of Representations, Warranties and Covenants. The representations and warranties contained herein shall survive the Closing and shall thereupon terminate 18 months from the Closing, except that the representations contained in Sections 3(a), 3(b), 4(a), and 4(b) shall survive indefinitely. All covenants and agreements contained herein which by their terms contemplate actions following the Closing shall survive the Closing and remain in full force and effect in accordance with their terms. All other covenants and agreements contained herein shall not survive the Closing and shall thereupon terminate.

14. Headings; Definitions. The Section headings contained in this Agreement are inserted for convenience of reference only and will not affect the meaning or interpretation of this Agreement. All references to Sections contained herein mean Sections of this Agreement unless otherwise stated. All capitalized terms defined herein are equally applicable to both the singular and plural forms of such terms.

15. Severability. If any provision of this Agreement or the application thereof to any person or circumstance is held to be invalid or unenforceable to any extent, the remainder of this Agreement shall remain in full force and effect and shall be reformed to render the Agreement valid and enforceable while reflecting to the greatest extent permissible the intent of the parties.

16. Notices. All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally, sent by documented overnight delivery service or, to the extent receipt is confirmed, telecopy, telefax or other electronic transmission service to the appropriate address or number as set forth below:

            If to the Company:

                  BPK Resources, Inc.
                  264 Union Boulevard
                  First Floor
                  Totowa, New Jersey  07512
                  Attention: Chief Executive Officer

            with a copy to:

                  Fox Rothschild LLP
                  997 Lenox Drive
                  Building 3
                  Lawrenceville, NJ 08648-2311
                  Attention: Vincent A. Vietti, Esquire

            If to Purchaser:

                  To that address indicated on the signature page hereof.

17. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey, without regard to the laws that might otherwise govern under applicable principles of conflicts of laws thereof, except to the extent that the General Corporation Law of the State of Nevada shall apply to the internal corporate governance of the Company.

18. Arbitration. If a dispute arises as to the interpretation of this Agreement, it shall be decided in an arbitration proceeding conforming to the Rules of the American Arbitration Association applicable to commercial arbitration then in effect at the time of the dispute. The arbitration shall take place in Princeton, New Jersey. The decision of the arbitrators shall be conclusively binding upon the parties and final, and such decision shall be enforceable as a judgment in any court of competent jurisdiction. The parties shall share equally the costs of the arbitration.

19. Counterparts. This Agreement may be executed and delivered by facsimile in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same agreement.

      IN WITNESS WHEREOF, intending to be legally bound, the parties hereto have caused this Agreement to be executed as of the date set forth below.

                                      PURCHASER

Date: ____________________            _______________________________


                                      By: ________________________________
                                          Name: __________________________
                                          Title: _________________________
                                          Address: _______________________
                                          ________________________________
                                          ________________________________

                                          Number of Units Purchased: ___________

                                          Purchase Price: $___________

                                          ____ Units @ $17.00 per Unit


                                      BPK RESOURCES, INC.
Date: ____________________


                                      By: ________________________________
                                          Name: __________________________
                                          Title: _________________________